EXHIBIT 32(b)

Section 906 Certifications

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Timothy E. Stautberg, Senior Vice President and Chief Financial Officer of The E. W. Scripps Company (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2008 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy E. Stautberg
Timothy E. Stautberg
Senior Vice President and Chief Financial Officer

November 10, 2008